UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 25, 2025

ZOMEDICA CORP.
(Exact name of registrant as specified in its charter)

Alberta, Canada	001-38298	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1101 Technology Drive, Suite 100

Ann Arbor, Michigan 48108

(Address of Principal Executive Offices) (Zip Code)

(734) 369-2555

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	ZOMDF	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chief Financial Officer

Effective April 25, 2025, Scott Jordan resigned from employment as Chief Financial Officer of Zomedica Corp. and its wholly owned subsidiary, Zomedica Inc. (collectively, the “Company”). Mr. Jordan intends to return to the consulting firm that he founded, S. Jordan Associates.

In connection with his resignation, Mr. Jordan entered into a separation and release agreement (the “Separation Agreement”) with Zomedica Inc. Under the terms of the Separation Agreement, Mr. Jordan is entitled to receive (a) three (3) months of his base annual salary; and (b) reimbursement for three (3) months of COBRA.

The Separation Agreement contains a release of claims, as well as confidentiality and non-disparagement obligations with the Company.

Until a Chief Financial Officer is hired to replace Mr. Jordan, Mr. Michael Zuehlke, Vice President of Finance and Corporate Controller of Zomedica Inc. will assume operational responsibility for accounting and finance matters.

The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation Agreement and Consulting Agreement, a copy of which is filed as Exhibit 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

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Item 9.01. Financial Statements and Exhibits.

(d)	Exhibit No.	Description

	10.1	Separation Agreement, dated April 28, 2025, between Zomedica Inc. and Scott Jordan
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOMEDICA CORP.

Date: April 29, 2025	By:	/s/Karen DeHaan-Fullerton
	Name: Title:	Karen DeHaan-Fullerton General Counsel and Corporate Secretary

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EXHIBIT INDEX

(d)	Exhibit No.	Description

	10.1	Separation Agreement, dated April 28, 2025, between Zomedica Inc. and Scott Jordan
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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